SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                   May 2, 2006
                                   -----------
                        (Date of earliest event reported)

                           Farmers & Merchants Bancorp
                           ---------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


      000 - 26099                                          94-3327828
      -----------                                          ----------
(Commission File Number)                       (IRS Employer Identification No.)


                 111 West Pine Street, Lodi, California  95240
                 ---------------------------------------------
            (Address of principal executive offices)     (Zip Code)


                                 (209) 367-2300
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(C))

Item 8.01 Other Events
          ------------

     On May 2, 2006, Farmers & Merchants Bancorp issued a press release announcing the Board of Directors of Farmers & Merchants Bancorp's approval of a resolution to increase the funds available for the Company's Stock Repurchase Program, a copy of which is included as Exhibit 99.1 and incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits
          ---------------------------------

(c)   Exhibits:

      99.1 Press release announcing the Board of Directors of Farmers & Merchants Bancorp's approval of a resolution to increase the funds available for the Company's Stock Repurchase Program.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FARMERS & MERCHANTS BANCORP


                                      By    /s/ Stephen W. Haley

                                            Stephen W. Haley
                                            Executive Vice President
                                            & Chief Financial Officer


Date:  May 2, 2006